UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013 (July 19, 2013)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On July 19, 2013, Inland Real Estate Income Trust, Inc. (referred to herein as the “Company”) entered into a First Amendment (the “First Amendment”) to the Dealer Manager Agreement, dated October 18, 2012, by and between the Company and Inland Securities Corporation (the “Dealer Manager”) (the “Dealer Manager Agreement”). The Dealer Manager is a wholly-owned subsidiary of Inland Real Estate Investment Corporation, the Company’s sponsor, which is itself a wholly-owned subsidiary of The Inland Group, Inc. A summary of the material changes set forth in the First Amendment follows. Unless otherwise defined in this Current Report, capitalized terms used herein have the same meanings as set forth in the Dealer Manager Agreement and the First Amendment.

Under the First Amendment, the Company has provided for a Marketing Contribution equal to 3.0% of the gross proceeds from the offering of the Company’s shares sold on a “best efforts” basis, up to 1.5% of which may be reallowed to Soliciting Dealers in respect of the following “Special Sales:”

(i)	the sale of Shares to each Soliciting Dealer and to any of their respective directors, officers, employees or affiliates who request and are entitled to purchase Shares net of Selling Commissions for $9.30 per Share;

(ii)	Shares credited to an investor as a result of a volume discount; and

(iii)	the sale of Shares to certain investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature.

Also under the First Amendment, the form of Soliciting Dealer Agreement, attached to the Dealer Manager Agreement as Exhibit A, was also amended to clarify that IREIT Business Manager & Advisor, Inc., the Company’s business manager (the “Business Manager”), is not subject to the indemnification provisions of Section 9(a) of the form of Soliciting Dealer Agreement. The Business Manager is not a party to either the Dealer Manager Agreement or the form of Soliciting Dealer Agreement. Finally, a cross reference in the form of Soliciting Dealer Agreement was corrected. The information set forth herein with respect to the First Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the First Amendment attached to this Current Report as Exhibit 10.1, which is incorporated into this Item 1.01 by reference.

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Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	10.1	First Amendment to Dealer Manager Agreement, effective as of July 19, 2013, by and between Inland Real Estate Income Trust, Inc. and Inland Securities Corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	July 25, 2013	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Dealer Manager Agreement, effective as of July 19, 2013, by and between Inland Real Estate Income Trust, Inc. and Inland Securities Corporation

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